                                                                    EXHIBIT 10.5
                               GUARANTY AGREEMENT

                                       by

                           ST. MARY OPERATING COMPANY

                                   in favor of

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                             AS ADMINISTRATIVE AGENT

                                January 27, 2003

                                TABLE OF CONTENTS
                                -----------------

  Section 2.8       Events and Circumstances Not Reducing or Discharging

                                      -i-

                               GUARANTY AGREEMENT
                               ------------------

     THIS GUARANTY AGREEMENT (this "Guaranty Agreement") made by the undersigned
          ------------------        ------------------
guarantor  (hereinafter  called  "Guarantor"),  is in  favor of  Wachovia  Bank,
                                  ---------
National Association,  as Administrative Agent (the "Administrative  Agent") for
                                                     ---------------------
the lenders (the "Lenders") signatory to the Credit Agreement defined below.
                  -------

                                R E C I T A L S:
                                ----------------

     A. On even date  herewith,  St.  Mary Land  &  Exploration  Company,  a
Delaware corporation (hereinafter called "Borrower"),  the Administrative Agent,
                                          --------
and the Lenders have entered into that certain Credit Agreement (as the same may be amended or supplemented from time to time, the "Credit Agreement"),  whereby,
                                                   ----------------
pursuant to the terms and conditions  contained  therein,  the Lenders agreed to make loans to and extend credit on behalf of the Borrower; and

     B. One of the terms and conditions  stated in the Credit  Agreement for the making of the loans and extensions of credit described  therein is the execution and delivery to the Administrative  Agent for the benefit of the Lenders of this
Guaranty Agreement;

     NOW, THEREFORE, (i) in order to comply with the terms and conditions of the
Credit Agreement,  (ii) to induce the Lenders, at any time or from time to time, to loan  monies  and extend  credit,  with or  without  security,  to or for the account of Borrower in accordance with the terms of the Credit Agreement,  (iii)
at the special  insistence  and request of the Lenders,  and (iv) for other good and  valuable  consideration,  the  receipt and  sufficiency  of which is hereby acknowledged, Guarantor hereby agrees as follows:

                                    ARTICLE 1
                                    ---------
                                  General Terms
                                  -------------

     Section 1.1 Terms Defined Above.  As used in this Guaranty  Agreement,  the
                 -------------------
terms "Administrative Agent",  "Borrower",  "Credit Agreement",  "Guarantor" and
"Lenders" shall have the meanings indicated above.

     Section 1.2 Certain  Definitions.  As used in this Guaranty Agreement,  the
                 --------------------
following terms shall have the following meanings,  unless the context otherwise requires  (terms  defined in the singular shall have the same meanings when used in the plural and vice versa):
                  ---- -----

     "Contribution  Obligation" shall mean an amount equal, at any time and from
      ------------------------
time to time and for each respective Subsidiary Guarantor, to the product of (i)
its Contribution  Percentage times (ii) the sum of all payments made previous to or at the time of  calculation  by all  Subsidiary  Guarantors in respect of the
Liabilities,  as a Subsidiary  Guarantor  (less the amount of any such  payments previously  returned  to  any  Subsidiary  Guarantor  by  operation  of  law  or otherwise,  but not including  payments received by any Subsidiary  Guarantor by way of its rights of subrogation and contribution under Section 2.9 of any other
Guaranty Agreements);  provided,  however, such Contribution  Obligation for any
Subsidiary  Guarantor  shall  in no event  exceed  such  Subsidiary  Guarantor's
Maximum  Guaranteed  Amount, as defined in the respective  Guaranty Agreement of such Subsidiary Guarantor.

                                      -1-

     "Contribution  Percentage" shall mean for any Subsidiary  Guarantor for any
      ------------------------
applicable date as of which such percentage is being determined, an amount equal to the  quotient of (i) the Net Worth of such  Subsidiary  Guarantor  as of such date, divided by (ii) the sum of the Net Worth of all the Subsidiary  Guarantors
as of such date.

     "Guarantor Claims" shall have the meaning indicated in Section 4.1 hereof.
      ----------------

     "Guaranty  Agreement"  shall mean this  Guaranty  Agreement,  and where the
      -------------------
context indicates, the "Guaranty Agreement" (as defined in the Credit Agreement)
of any other Subsidiary Guarantor, as the same may from time to time be amended, modified or supplemented.

     "Liabilities"  shall  mean (a) any and all  Indebtedness,  obligations  and
      -----------
liabilities of the Borrower  pursuant to the Credit Agreement and any other Loan
Document,  including without limitation, the unpaid principal of and interest on the Notes,  including without  limitation,  interest accruing  subsequent to the filing of a petition or other  action  concerning  bankruptcy  or other  similar proceeding;  (b) any additional  loans made by the Lenders to the Borrower;  (c)
payment of and  performance of any and all present or future  obligations of the
Borrower to any Lender or any Affiliate of such Lender under any Swap  Agreement between the Borrower and any Lender or any Affiliate of such Lender; (d) any and all other indebtedness,  obligations and liabilities of any kind of the Borrower to the Lenders, now or hereafter existing, arising directly between the Borrower and the Lenders or acquired  outright,  as a participation,  conditionally or as collateral security from another by the Lenders,  absolute or contingent,  joint and/or several,  secured or unsecured,  due or not due,  arising by operation of law or otherwise, or direct or indirect, including indebtedness, obligations and liabilities  to the  Lenders  of the  Borrower  as a member of any  partnership, syndicate,  association or other group,  and whether incurred by the Borrower as principal,  surety, endorser,  guarantor,  accommodation party or otherwise; and
(e)  all  renewals,  rearrangements,   increases,  extensions  for  any  period,
amendments  or  supplements  in whole or in part of the  Notes or any  documents evidencing the above

     "Maximum  Guaranteed Amount" shall mean, for the Guarantor,  the greater of
      --------------------------
(i) the "reasonably  equivalent  value" or "fair  consideration"  (or equivalent concept)  received by the  Guarantor  in exchange  for the  obligation  incurred hereunder,  within the  meaning of any  applicable  state or federal  fraudulent conveyance or transfer  laws; or (ii) the lesser of (A) the maximum  amount that will not render the Guarantor insolvent, or (B) the maximum amount that will not leave the Guarantor  with any property  deemed an  unreasonably  small  capital.
Clauses  (A) and  (B) are and  shall  be  determined  pursuant  to and as of the appropriate  date  mandated  by such  applicable  state  or  federal  fraudulent conveyance or transfer  laws and to the extent  allowed by law take into account the rights to contribution  and  subrogation  under Section 2.9 in each Guaranty
Agreement so as to provide for the largest Maximum Guaranteed Amount possible.

     "Net  Payments"  shall mean an amount  equal,  at any time and from time to
      -------------
time and for each respective Subsidiary Guarantor,  to the difference of (i) the sum of all  payments  made  previous  to or at the time of  calculation  by such
Subsidiary Guarantor in respect of the Liabilities,  as a Subsidiary  Guarantor, and in respect of its  obligations  contained in this Guaranty  Agreement,  less
(ii)  the sum of all  such  payments  previously  returned  to  such  Subsidiary
Guarantor by operation of law or otherwise  and including  payments  received by such Subsidiary  Guarantor by way of its rights of subrogation and  contribution

                                      -2-

under Section 2.9 of any other Guaranty Agreements.

     "Net  Worth"  shall  mean  for  any  Subsidiary  Guarantor,  determined  in
      ----------
accordance  with GAAP and calculated on and as of any  applicable  date on which such amount is being determined,  the difference between (i) the sum of all such
Subsidiary  Guarantor's property, at a fair valuation and as of such date, minus
(ii) the sum of all such Subsidiary  Guarantor's  debts, at a fair valuation and as of such date, excluding the Liabilities.

     "Subsidiary  Guarantors" shall mean the Subsidiaries or other Persons party
      ----------------------
to a Guaranty Agreement, including the Guarantor.

     Section 1.3 Credit Agreement Definitions.  Unless otherwise defined herein,
                 ----------------------------
all terms  beginning  with a capital  letter  which are  defined  in the  Credit
Agreement shall have the same meanings herein as therein.

                                    ARTICLE 2
                                    ---------
                                  The Guaranty
                                  ------------

     Section  2.1  Liabilities  Guaranteed.  Guarantor  hereby  irrevocably  and
                   -----------------------
unconditionally  guarantees  the  prompt  payment of the  Liabilities  when due, whether at maturity  or  otherwise;  provided,  however,  that,  notwithstanding anything  herein or in any other Loan  Document  to the  contrary,  the  maximum liability of Guarantor hereunder shall in no event exceed the Maximum Guaranteed
Amount.

     Section 2.2 Nature of  Guaranty.  This  Guaranty  Agreement is an absolute,
                 -------------------
irrevocable,  completed and continuing guaranty of payment and not a guaranty of collection,  and no notice of the Liabilities or any extension of credit already or hereafter  contracted  by or extended to Borrower need be given to Guarantor.
This Guaranty Agreement may not be revoked by Guarantor and shall continue to be effective  with respect to debt under the  Liabilities  arising or created after any attempted  revocation by Guarantor and shall remain in full force and effect until  the  Liabilities  are paid in full and the  Commitments  are  terminated, notwithstanding  that from time to time  prior  thereto  no  Liabilities  may be outstanding.  Borrower and the Lenders may modify, alter, rearrange,  extend for any period and/or renew from time to time, the Liabilities,  and the Lenders may waive any Default or Events of Default  without  notice to the  Guarantor and in such event Guarantor will remain fully bound hereunder on the Liabilities.  This
Guaranty Agreement shall continue to be effective or be reinstated,  as the case may be, if at any time any  payment  of the  Liabilities  is  rescinded  or must otherwise be returned by any of the Lenders upon the  insolvency,  bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made. This Guaranty  Agreement may be enforced by the  Administrative  Agent and any subsequent  holder of any of the  Liabilities and shall not be discharged by the  assignment  or  negotiation  of all or part of the  Liabilities.  Guarantor hereby expressly waives presentment,  demand, notice of non-payment, protest and notice of protest and dishonor, notice of Default or Event of Default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any  other  notice  in  connection  with the  Liabilities,  and also  notice  of acceptance  of this  Guaranty  Agreement,  acceptance on the part of the Lenders

                                      -3-

being conclusively  presumed by the Lenders' request for this Guaranty Agreement and delivery of the same to the Administrative Agent.

     Section  2.3  Administrative  Agent's  Rights.   Guarantor  authorizes  the
                   -------------------------------
Administrative Agent, without notice or demand and without affecting Guarantor's liability  hereunder,  to obtain a guaranty of the  Liabilities  from any one or more  Persons and at any time or times to  enforce,  waive,  rearrange,  modify, limit or release any of such other  Persons  from their  obligations  under such guaranties.

     Section 2.4 Guarantor's Waivers.
                 -------------------

          (a) General.  Guarantor waives any right to require any of the Lenders
              -------
to (i) proceed against  Borrower or any other person liable on the  Liabilities,
(ii) enforce any of their rights against any other  guarantor of the Liabilities including but not limited to the Subsidiary  Guarantors (iii) proceed or enforce any of their  rights  against  or  exhaust  any  security  given to  secure  the
Liabilities  (iv) have Borrower joined with Guarantor in any suit arising out of this Guaranty  Agreement and/or the Liabilities,  or (v) pursue any other remedy in the Lenders' powers whatsoever. The Lenders shall not be required to mitigate damages  or take any  action to reduce,  collect  or  enforce  the  Liabilities.
Guarantor  waives  any  defense  arising  by reason of any  disability,  lack of corporate  authority  or  power,  or other  defense  of  Borrower  or any  other guarantor of the  Liabilities,  and shall remain  liable  hereon  regardless  of whether  Borrower  or any other  guarantor  be found not liable  thereon for any reason.  Whether and when to exercise any of the  remedies of the Lenders  under any of the Loan  Documents  shall be in the sole and absolute  discretion of the
Administrative  Agent, and no delay by the Administrative Agent in enforcing any remedy,  including delay in conducting a foreclosure sale, shall be a defense to the Guarantor's  liability under this Guaranty Agreement.  To the extent allowed by applicable  law, the Guarantor  hereby waives any good faith duty on the part of the  Administrative  Agent in  exercising  any remedies  provided in the Loan
Documents.

          (b)  Subrogation.  Until the  Liabilities  have been paid in full, the
               -----------
Guarantor  waives  all  rights  of  subrogation  or  reimbursement  against  the
Borrower,  whether arising by contract or operation of law  (including,  without limitation,  any such right  arising  under any federal or state  bankruptcy  or insolvency  laws) and waives any right to enforce  any remedy  which the Lenders now have or may hereafter  have against the Borrower,  and waives any benefit or any  right  to  participate  in  any  security  now  or  hereafter  held  by the
Administrative Agent or any Lender.

     Section 2.5 Maturity of Liabilities;  Payment. Guarantor agrees that if the
                 ---------------------------------
maturity of any of the  Liabilities  is  accelerated by bankruptcy or otherwise, such maturity shall also be deemed  accelerated for the purpose of this Guaranty
Agreement without demand or notice to Guarantor.  Guarantor will, forthwith upon notice from the Administrative Agent, pay to the Administrative Agent the amount
due  and  unpaid  by  Borrower  and  guaranteed   hereby.  The  failure  of  the
Administrative  Agent to give this notice shall not in any way release Guarantor hereunder.

     Section 2.6 Administrative  Agent's Expenses. If Guarantor fails to pay the
                 --------------------------------
Liabilities after notice from the Administrative  Agent of Borrower's failure to

                                      -4-

pay any  Liabilities  when due,  and if the  Administrative  Agent  obtains  the services of an attorney for collection of amounts owing by Guarantor  hereunder, or  obtaining  advice of  counsel  in  respect  of any  aspect of this  Guaranty
Agreement,  or if suit is  filed  to  enforce  this  Guaranty  Agreement,  or if proceedings are had in any bankruptcy,  probate,  receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder,  or if any amount owing by Guarantor  hereunder is collected  through such  proceedings,  Guarantor  agrees  to pay to the  Administrative  Agent  the
Administrative Agent's reasonable attorneys' fees.

     Section 2.7  Liability.  It is expressly  agreed that the  liability of the
                  ---------
Guarantor for the payment of the Liabilities  guaranteed hereby shall be primary and not secondary.

     Section  2.8  Events  and   Circumstances   Not  Reducing  or   Discharging
                   -------------------------------------------------------------
Guarantor's  Obligations.  Guarantor  hereby  consents and agrees to each of the
------------------------
following to the fullest  extent  permitted by law, and agrees that  Guarantor's obligations  under this Guaranty  Agreement  shall not be released,  diminished, impaired,  reduced or adversely affected by any of the following, and waives any rights  (including  without  limitation  rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

          (a)  Modifications,   etc.  Any  renewal,   extension,   modification,
               --------------------
increase,  decrease,  alteration  or  rearrangement  of all or any  part  of the
Liabilities,  or of the Notes,  any Loan Document or the Credit Agreement or any
instrument  executed in connection  therewith,  or any contract or understanding between Borrower and any of the Lenders, or any other Person,  pertaining to the
Liabilities.

          (b)  Adjustment,  etc.  Any  adjustment,  indulgence,  forbearance  or
               ----------------
compromise  that might be granted or given by any of the  Lenders to Borrower or
Guarantor or any Person liable on the Liabilities.

          (c) Condition of Borrower or  Guarantor.  The  insolvency,  bankruptcy
              -----------------------------------
arrangement,  adjustment,  composition,  liquidation,  disability,  dissolution, death or lack of power of Borrower or  Guarantor or any other Person at any time liable for the payment of all or part of the Liabilities;  or any dissolution of
Borrower  or  Guarantor,  or any sale,  lease or  transfer  of any or all of the assets of Borrower or Guarantor,  or any changes in the shareholders,  partners, or members of  Borrower  or  Guarantor;  or any  reorganization  of  Borrower or
Guarantor.

          (d)  Invalidity  of  Liabilities.   The   invalidity,   illegality  or
               ---------------------------
unenforceability  of all or any  part of the  Liabilities,  or any  document  or
agreement   executed  in  connection  with  the  Liabilities,   for  any  reason
whatsoever,  including without limitation the fact that the Liabilities,  or any part  thereof,  exceed the amount  permitted  by law,  the act of  creating  the
Liabilities or any part thereof is ultra vires, the officers or  representatives
                                   ----- -----
executing the documents or otherwise creating the Liabilities acted in excess of their authority, the Liabilities violate applicable usury laws, the Borrower has valid  defenses,  claims or offsets  (whether at law, in equity or by agreement)
which render the Liabilities  wholly or partially  uncollectible  from Borrower, the creation,  performance  or repayment of the  Liabilities  (or the execution, delivery and performance of any document or instrument  representing part of the
Liabilities or executed in connection with the  Liabilities,  or given to secure the repayment of the Liabilities) is illegal, uncollectible,  legally impossible or unenforceable, or the Credit Agreement or other documents or instruments

                                      -5-

pertaining to the Liabilities have been forged or otherwise are irregular or not genuine or authentic.

          (e) Release of Obligors.  Any full or partial release of the liability
              -------------------
of Borrower on the Liabilities or any part thereof, of any co-guarantors, or any other Person now or hereafter liable,  whether directly or indirectly,  jointly, severally,  or jointly and severally,  to pay, perform,  guarantee or assure the
payment  of  the  Liabilities  or  any  part  thereof,   it  being   recognized,
acknowledged  and agreed by Guarantor  that Guarantor may be required to pay the
Liabilities  in full  without  assistance  or support of any other  Person,  and
Guarantor  has not been  induced to enter into this  Guaranty  Agreement  on the basis of a contemplation,  belief, understanding or agreement that other parties other  than the  Borrower  will be liable to  perform  the  Liabilities,  or the
Lenders will look to other parties to perform the Liabilities.

          (f) Other  Security.  The taking or accepting  of any other  security,
              ---------------
collateral or guaranty,  or other  assurance of payment,  for all or any part of the Liabilities.

          (g) Release of  Collateral,  etc.  Any release,  surrender,  exchange,
              ----------------------------
subordination,  deterioration,  waste,  loss or  impairment  (including  without limitation negligent,  willful, unreasonable or unjustifiable impairment) of any collateral,  property or security,  at any time existing in connection  with, or assuring or securing payment of, all or any part of the Liabilities.

          (h) Care and Diligence. The failure of the Lenders or any other Person
              ------------------
to  exercise  diligence  or  reasonable  care in the  preservation,  protection, enforcement,  sale or other  handling  or  treatment  of all or any part of such collateral, property or security; provided, however, that Lenders shall act in a
                                  --------  -------
"commercially reasonable" manner as required by applicable provisions of Article
9 of the Uniform  Commercial  Code as  presently in effect in the State of Texas when exercising their rights under that certain Pledge and Security Agreement by and between Borrower and Administrative Agent of even date herewith.

          (i) Status of Liens. The fact that any collateral,  security, security
              ---------------
interest or lien  contemplated  or  intended to be given,  created or granted as security for the repayment of the Liabilities shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being  recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty Agreement in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectability or value of any of the collateral for the Liabilities.

          (j) Payments Rescinded. Any payment by Borrower to the Lenders is held
              ------------------
to  constitute a preference  under the  bankruptcy  laws,  or for any reason the
Lenders are  required  to refund such  payment or pay such amount to Borrower or someone else.

          (k) Other Actions Taken or Omitted.  Any other action taken or omitted
              ------------------------------
to be taken with  respect  to the  Credit  Agreement,  the  Liabilities,  or the
security  and  collateral  therefor,  whether  or not such  action  or  omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the  Liabilities  pursuant to the terms hereof;  it being the unambiguous and unequivocal  intention of Guarantor that Guarantor shall be obligated to pay

                                      -6-

the Liabilities when due, notwithstanding any occurrence,  circumstance,  event, action, or omission  whatsoever,  whether  contemplated or  uncontemplated,  and whether or not otherwise or particularly  described herein,  except for the full and final payment and satisfaction of the Liabilities.

     Section 2.9 Right of Subrogation  and  Contribution.  If Guarantor  makes a
                 ---------------------------------------
payment in respect of the  Liabilities,  it shall be subrogated to the rights of the Lenders against the Borrower with respect to such payment and shall have the rights of  contribution  against the other  Subsidiary  Guarantors  set forth in
Section 2.9 of any other Guaranty Agreements;  provided that Guarantor shall not enforce its rights to any payment by way of  subrogation  or by  exercising  its rights of  contribution  or  reimbursement  or the right to  participate  in any security now or hereafter held by or for the benefit of the Lenders until all of the Liabilities  have been paid in full. The Guarantor agrees that after all the
Liabilities  have been paid in full if its then  current Net  Payments  are less than the amount of its then current Contribution Obligation, Guarantor shall pay to any  other  Subsidiary  Guarantors  an  amount  (together  with any  payments required  of the  other  Subsidiary  Guarantors  by  Section  2.9 of each  other
Guaranty Agreement) such that the Net Payments made by all Subsidiary Guarantors in  respect  of the  Liabilities  shall be shared  among  all of the  Subsidiary
Guarantors in a proportion  equal to their respective  Contribution  Percentage;
provided,  however, Guarantor need not make any such payment if at the time such payment is to be made Guarantor is illiquid and not making such payment will not render any other Subsidiary Guarantor insolvent.

                                    ARTICLE 3
                                    ---------
                         Representations and Warranties
                         ------------------------------

     Section  3.1 By  Guarantor.  In order to induce the  Lenders to accept this
                  -------------
Guaranty  Agreement,  Guarantor  represents  and warrants to the Lenders  (which representations  and warranties will survive the creation of the Liabilities and any extension of credit thereunder) that:

          (a)  Benefit  to  Guarantor.  Guarantor's  guaranty  pursuant  to this
               ----------------------
Guaranty  Agreement   reasonably  may  be  expected  to  benefit,   directly  or
indirectly, Guarantor.

          (b)  Existence.  Guarantor is a corporation  duly  organized,  validly
               ---------
existing and in good standing under the laws of the State of Colorado.

          (c)  Power  and  Authorization.   Guarantor  is  duly  authorized  and
               -------------------------
empowered  to execute,  deliver  and perform  this  Guaranty  Agreement  and all necessary action on Guarantor's  part requisite for the due execution,  delivery and performance of this Guaranty Agreement has been duly and effectively taken.

          (d) Binding Obligations. This Guaranty Agreement constitutes valid and
              -------------------
binding  obligations  of Guarantor,  enforceable  in accordance  with its terms, subject to  applicable  bankruptcy,  insolvency,  reorganization,  moratorium or other  laws  affecting  creditors'  rights  generally  and  subject  to  general principals of equity, regardless of whether considered in a proceeding in equity or at law.

          (e) Governmental Approvals; No Conflicts.  This Guaranty Agreement (a)
              ------------------------------------
does not require any consent or approval of, registration or filing with, or any

                                      -7-

other action by, any Governmental  Authority,  except such as have been obtained or made and are in full force and effect,  (b) will not  violate any  applicable law or regulation or the charter,  by-laws or other organizational  documents of the Guarantor or any order of any Governmental  Authority,  (c) will not violate or result  in a  default  under any  indenture,  agreement  or other  instrument binding upon the Guarantor or its assets,  or give rise to a right thereunder to require any payment to be made by the Guarantor,  and (d) will not result in the creation or imposition of any Lien on any asset of the Guarantor.

          (f)  Solvency.  The  Guarantor  hereby  represents  that (i) it is not
               --------
insolvent  as of the date hereof and will not be rendered  insolvent as a result of  this  Guaranty  Agreement,  (ii)  it  is  not  engaged  in a  business  or a transaction,  or about to engage in a business or a  transaction,  for which any property or assets  remaining  with such  Guarantor  thereafter is  unreasonably small capital,  and (iii) it does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

     Section 3.2 No Representation by Lenders. Neither the Lenders nor any other
                 ----------------------------
Person has made any  representation,  warranty or statement to the  Guarantor in order to induce the Guarantor to execute this Guaranty Agreement.

                                   ARTICLE 4
                                   ---------
                          Subordination of Indebtedness
                          -----------------------------

     Section 4.1 Subordination of All Guarantor Claims. As used herein, the term
                 -------------------------------------
"Guarantor  Claims"  shall  mean  all  debts  and  liabilities  of  Borrower  to
Guarantor,  whether  such  debts  and  liabilities  now  exist or are  hereafter incurred or arise,  or whether  the  obligation  of Borrower  thereon be direct, contingent,  primary,  secondary,  several, joint and several, or otherwise, and irrespective  of  whether  such  debts  or  liabilities  be  evidenced  by note, contract, open account, or otherwise,  and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception,  have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor.  The Guarantor Claims shall include without limitation all rights  and  claims of  Guarantor  against  Borrower  arising as a result of subrogation or otherwise as a result of Guarantor's  payment of all or a portion of the  Liabilities.  During the continuance of any Event of Default,  Guarantor shall not receive or collect, directly or indirectly, from Borrower or any other party any amount upon the Guarantor Claims.

     Section 4.2 Claims in Bankruptcy. In the event of receivership, bankruptcy,
                 --------------------
reorganization,  arrangement,  debtor's relief, or other insolvency  proceedings involving  Borrower as debtor,  the Lenders  shall have the right to prove their claim in any proceeding,  so as to establish their rights  hereunder and receive directly  from the  receiver,  trustee or other court  custodian,  dividends and payments which would otherwise be payable upon Guarantor  Claims. In such event,
Guarantor hereby assigns such dividends and payments to the Lenders.  Should the
Administrative   Agent  or  any  Lender  receive,   for  application   upon  the
Liabilities,  any such  dividend  or  payment  which  is  otherwise  payable  to
Guarantor,  and which,  as between  Borrower and Guarantor,  shall  constitute a credit upon the Guarantor Claims,  then upon payment in full of the Liabilities,
Guarantor  shall  become  subrogated  to the rights of the Lenders to the extent that such  payments to the  Lenders on the  Guarantor  Claims  have  contributed toward the liquidation of the Liabilities,  and such  subrogation  shall be with

                                      -8-

respect to that portion of the  Liabilities  which would have been unpaid if the
Administrative Agent or a Lender had not received dividends or payments upon the
Guarantor Claims.

     Section  4.3  Payments  Held in Trust.  In the event  that  notwithstanding
                   -----------------------
Sections 4.1 and 4.2 above, Guarantor should receive any funds, payments, claims or distributions which is prohibited by such Sections,  Guarantor agrees to hold in trust for the Lenders an amount  equal to the amount of all funds,  payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over the amount of such funds, payments, claims or distributions except to pay them  promptly  to the  Administrative  Agent,  and  Guarantor  covenants promptly to pay the same to the Administrative Agent.

     Section 4.4 Liens  Subordinate.  Guarantor agrees that any liens,  security
                 ------------------
interests,  judgment liens, charges or other encumbrances upon Borrower's assets securing  payment  of the  Guarantor  Claims  shall be and remain  inferior  and subordinate to any liens,  security interests,  judgment liens, charges or other encumbrances  upon  Borrower's  assets  securing  payment  of  the  Liabilities,
regardless   of  whether  such   encumbrances   in  favor  of   Guarantor,   the
Administrative  Agent or the Lenders presently exist or are hereafter created or attach.  Without the prior written  consent of the Lenders,  Guarantor shall not
(a) exercise or enforce any  creditor's  right it may have against the Borrower, or (b) foreclose,  repossess, sequester or otherwise take steps or institute any action or proceeding  (judicial or otherwise,  including without  limitation the commencement  of or  joinder  in  any  liquidation,  bankruptcy,  rearrangement, debtor's relief or insolvency proceeding) to enforce any lien, mortgages,  deeds of trust, security interest,  collateral rights, judgments or other encumbrances on assets of Borrower held by Guarantor.

     Section 4.5 Notation of Records. All promissory notes, or other instruments
                 -------------------
evidencing the Guarantor  Claims accepted by or held by Guarantor (if any) shall contain a  specific  written  notice  thereon  that the  indebtedness  evidenced thereby is subordinated under the terms of this Guaranty Agreement.

                                    ARTICLE 5
                                    ---------
                                  Miscellaneous
                                  -------------

     Section 5.1 Successors and Assigns. This Guaranty Agreement is and shall be
                 ----------------------
in every  particular  available to the successors and assigns of the Lenders and is and shall  always be fully  binding  upon the legal  representatives,  heirs, successors  and assigns of  Guarantor,  notwithstanding  that some or all of the monies, the repayment of which this Guaranty Agreement applies,  may be actually advanced after any bankruptcy, receivership,  reorganization,  death, disability or other event affecting Guarantor.

     Section  5.2  Notices.  Any  notice  or  demand  to  Guarantor  under or in
                   -------
connection with this Guaranty  Agreement may be given and shall  conclusively be deemed and considered to have been given and received in accordance with Section
12.02 of the Credit  Agreement,  addressed  to  Guarantor  at the address on the signature  page hereof or at such other address  provided to the  Administrative
Agent in writing.

                                      -9-

     Section 5.3 Business and Financial Information. The Guarantor will promptly
                 ----------------------------------
furnish  to the  Administrative  Agent  and the  Lenders  from time to time upon request  such  information  regarding  the  business  and affairs and  financial condition of the Guarantor and its subsidiaries as the Administrative  Agent and the Lenders may reasonably request.

     Section 5.4 Choice of Law.  This  Guaranty  Agreement  (including,  but not
                 -------------
limited to, the validity and  enforceability  hereof)  shall be governed by, and construed in accordance with, the laws of the State of Texas.

     Section 5.5 Invalidity. In the event that any one or more of the provisions
                 ----------
contained in this Guaranty  Agreement  shall,  for any reason,  be held invalid, illegal  or  unenforceable  in  any  respect,  such  invalidity,  illegality  or
unenforceability   shall  not  affect  any  other  provision  of  this  Guaranty
Agreement.

     Section 5.6 ENTIRE AGREEMENT.  THIS WRITTEN GUARANTY AGREEMENT EMBODIES THE
                 ----------------
ENTIRE  AGREEMENT  AND  UNDERSTANDING  BETWEEN THE LENDERS AND THE GUARANTOR AND
SUPERSEDES ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING
TO THE SUBJECT  MATTER  HEREOF AND  THEREOF.  THIS  WRITTEN  GUARANTY  AGREEMENT
REPRESENTS THE FINAL  AGREEMENT  BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED
BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS,  OR  SUBSEQUENT  ORAL  AGREEMENTS OF THE
PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                                      -10-

         WITNESS THE EXECUTION HEREOF, effective as of the 27th day of January,
2003.

                               ST. MARY OPERATING COMPANY

                               By:      /s/ MILAM RANDOLPH PHARO
                                       ----------------------------------------
                                        Milam Randolph Pharo
                                        Vice President - Land & Legal

                               Address: 7060 So. Yale, Suite 800
                                                 Tulsa, OK  74136-5741

                                              with copy to:

                                        1776 Lincoln Street, Suite 700
                                        Denver, CO  80203

                                      -11-